SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT	12 Months Ended
Dec. 31, 2018
SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT
SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

11. SHORT-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

	2017	2018
	RMB (in millions)
Short-term bank borrowings	8,686	25,090
Securitization debt	—	608
2020 Notes (Note 16)	4,554	—
2018 Notes (Note 16)	3,076	—
2022 Notes (Note 16)	—	6,703
2019 Booking Notes (Note 16)	—	3,438
2022 Booking Notes (Note 16)	—	172
Total	16,316	36,011

As of December 31, 2018, the Company obtained short-term bank borrowings of RMB25.1 billion (US$3.6 billion) in aggregate, of which RMB9.5 billion (US$1.4 billion) were collateralized by bank deposits of RMB1.5 billion (US$215 million) classified as restricted cash and/or short-term investment of RMB8.8 billion (US$1.3 billion). The weighted average interest rate for the outstanding borrowings was approximately 4.09%.

The short-term borrowings contain covenants including, among others, limitation on liens, consolidation, merger and sale of the Company's assets. The Company is in compliance with all of the loan covenants as of December 31, 2017 and 2018.

As of December 31, 2018, securitization debt represents the revolving debt securities which are collateralized by the receivable related to financial services. The revolving debt securities have the terms ranged from six months to one year with the annual interest rate from 4.55% to 5.80%. The revolving debt securities do not contain significant covenant.

As of December 31, 2018, RMB3.4  billion of 2019 Booking Notes is classified as short-term debt to present that the Notes may be redeemed or mature within one year. As of December 31, 2018, RMB6.7 billion of 2022 Notes and RMB172 million of 2022 Booking Notes is reclassified as short-term debt because the 2022 Notes holders had a non-contingent option to require the Company to repurchase for cash all or any portion of their 2022 Notes and 2022 Booking Notes on September 15, 2019.